united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

4221 North 203rd Street, Ste 100, Elkhorn, Nebraska 68022

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2020

Investor Information: 1-855-525-2151

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Covered Bridge Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.thecoveredbridgefund.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The Covered Bridge Fund
Semi Annual Shareholder Letter
4/29/20

Dear Fellow Shareholders,

The previous six months ending March 31, 2020 were an extremely volatile period for the U.S. equity market and The Covered Bridge Fund and should be broken down in two distinctly different quarters. The Covered Bridge Fund’s performance for the fourth quarter of 2019 was in line with expectations in a sharply rising equity market. For the fourth quarter, The Fund (TCBIX) was up 4.72% versus the S&P 500 which was up 9.06%.

This however changed dramatically during the first quarter of 2020 as the US entered a period of great uncertainty surrounding COVID-19 and a corresponding decline in US equity markets. During the quarter, The Fund was down 19.85% in line with the S&P 500 which was down 19.60%. On the surface this seems a little disappointing as The Fund should give slight protection given the call premiums that were earned during the quarter. While this occurred, the underlying securities owned in The Fund also underperformed the S&P 500, offsetting much of the premiums received. Value stocks underperformed growth stocks in the quarter with the Russell 1000 Value index down 26.73%, 7.13% lower than the S&P 500. This is a continuation of a trend that has been in place for quite a few years so while we did receive option premium income that offset some of the decline, our underlying securities continued to languish. Overall, for the six-month period The Fund was down 16.07% vs the S&P 500 which was down 12.31%.

Throughout this period our best performing stocks were primarily in the healthcare sector. Pharmaceutical companies such as Gilead Sciences Inc (1.89%) and Bristol-Myers Squibb Co (.56%) recovered quickly from the market lows. We believe this is due to a COVID-19 vaccine and antiviral research. We also believe the healthcare sector will see continued demand for their products even in the event of a potential recession.

Throughout the market turbulence, two sectors were hit particularly hard, finance and energy. Financial stocks broadly sold off as the Federal Reserve lowered interest rates in an effort to cushion the economic fallout from the COVID-19 virus. Banks and asset managers were both negatively impacted as the market priced in lower profitability forecasts. Invesco Ltd (2.99%) was among our worst performing assets in this period. The energy sector was plagued with a global oversupply of oil. As indication surfaced of slowing global demand for oil, there was a price war developing between Russia and Saudi Arabia driving down the global price of oil to historic levels. This price war only exacerbated the oversupply of oil in the market and caused oil stocks to plummet. The hardest hit companies were the exploration and production firms. The Fund invested primarily in integrated oil service companies such as Exxon Mobil Corp (1.92%), BP PLC (2.45%) and Chevron Corp (2.29%).

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

While these stocks were still down during the six-month period, they outperformed dedicated oil production companies. We believe supply will be reduced to meet demand and the price of oil will stabilize.

Going forward, we feel very encouraged by the opportunity that lies ahead. Volatility has returned to the U.S. equity market and should remain elevated for the foreseeable future. This allows The Fund to generate much greater income from option premiums going forward. Given the current levels of volatility, we are taking in more than twice the premium than we had in the first three months of the year. This occurs because the VIX (CBOE Volatility Index) spiked to over 80 during March and remains over 50 at the time of this writing. The last period that the VIX was this elevated occurred in the 2008-2009 time period where it hit 80 in October of 2008 and remained above 20 for all of 2009. This spike in volatility creates higher option prices which, in turn, generates greater income to the portfolio going forward.

We have entered what we believe to be a bear market that will take months and quarters to work through. We plan to navigate this by sticking to our discipline of buying what we believe to be good large cap companies that pay above average dividends and overwriting approximately half of each position. We will also carry an above average cash position along with some downside protection in the form of index puts. This will be a long process but we believe sticking to our discipline may yield better results and continue to generate income in this trying time.

Thank you for being a Covered Bridge Fund shareholder.

Sincerely,

John Schonberg, CFA &

Michael Dashner, CFA

	3-Month	YTD	1-Year	3-Year	5-year	Since Inception 10/1/13
TCBIX	-19.85%	-19.85%	-12.39%	-0.83%	2.15%	3.49%
TCBAX	-19.94%	-19.94%	-12.69%	-1.11%	1.87%	3.22%
TCBAX With Load	-24.15%	-24.15%	-17.30%	-2.86%	0.78%	2.37%
S&P 500	-19.60%	-19.60%	-6.98%	5.10%	6.73%	8.92%
Russell 1000 Value Index	-26.73%	-26.73%	-17.19%	-2.19%	1.89%	4.72%
BXM Index	-22.22%	-22.22%	-15.73%	-2.36%	1.42%	3.18%

Maximum Sales Charge of 5.25%

There is no assurance that the fund will achieve its investment objectives. * The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2021, the Fund’s gross total annual operating expenses would be 1.80% for Class A and 1.55% for Class I. The net annual fund operating expenses are 1.76% and 1.51% of the Fund’s average daily net assets for its Class A and Class I shares, subject to possible recoupment from the Fund in future years. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call 855-525-2151.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. There is no assurance that the Fund will achieve it’s investment objectives.

The advisor has not previously managed a mutual fund. Investments in foreign securities could subject the Fund to greater risks including currency fluctuation, economic conditions, and different governmental and accounting standards. Higher portfolio turnover will result in higher transactional and brokerage costs. Selling covered call options will limit the Fund’s gain, if any, on its underlying securities. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Important Definitions: The S&P 500 Index: An unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The Russell 1000 Index: a subset of the Russell 3000 Index, represents the 1000 top companies by market capitalization in the United States. The BXM: tracks the performance of a hypothetical covered call strategy on the S&P 500 Index. Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity or other instrument at a specified price within a specific time period. Put Options: An option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares. Covered Call: An options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium. the Volatility Index, or VIX: is a real-time market index that represents the market’s expectation of 30-day forward-looking volatility.

Important Risk Information: Mutual funds involve risk including the possible loss of principal. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Covered Bridge Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.THECOVEREDBRIDGEFUND.com or by calling +1-855-525-2151. The prospectus should be read carefully before investing. The Covered Bridge Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Stonebridge Capital Advisors, LLC is not affiliated with Northern Lights Distributors, LLC. 5634-NLD-4/30/2020

The Covered Bridge Fund | 651-424-0043 | info@thecoveredbridgefund.com

The Covered Bridge Fund
Portfolio Review (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, compared to its benchmark:

			Annualized
	Six Months	One Year	Five Years	Since Inception *
The Covered Bridge Fund:
Class A without Load	(16.23)%	(12.69)%	1.87%	3.22%
Class A with load	(20.67)%	(17.30)%	0.78%	2.37%
Class I	(16.07)%	(12.39)%	2.15%	3.49%
S&P 500 Total Return Index **	(12.31)%	(6.98)%	6.73%	8.92%

*	The Fund’s inception date was October 1, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns for periods greater than one year are annualized. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2021, to ensure that the net annual Fund operating expenses (excluding acquired fund fees and expenses and certain other non-operating expenses) will not exceed 1.65% and 1.40%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses per its prospectus dated February 1, 2020, including underlying funds, are 1.80% for Class A and 1.55% for Class I. Class A shares are subject to a maximum sales charge imposed on purchases of 5.25%. Class A and Class I shares are subject to a redemption fee of 1.00% of the amount redeemed if held less than 90 days. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-855-525-2151.

The Covered Bridge Fund
Portfolio Review (Unaudited) (Continued)
March 31,2020

Portfolio Composition as of March 31, 2020

Breakdown by Sector		Breakdown by Country
	Percent of Net		Percent of Net
	Assets		Assets
Common Stock	87.3%	Common Stock	87.3%
Consumer, Non-cyclical	25.4%	United States	82.3%
Financial	16.1%	Britain	2.8%
Communications	11.0%	Brazil	2.2%
Energy	8.7%	Options Purchased	7.9%
Technology	8.5%	Short-term Investments	6.5%
Consumer, Cyclical	7.5%	Call Options Written	(5.7)%
Industrial	4.9%	Other Assets Less Liabilites	4.0%
Basic Materials	3.1%	Net Assets	100.0%
Utilities	2.1%
Options Purchased	7.9%
Short-term Investments	6.5%
Call Options Written	(5.7)%
Other Assets Less Liabilites	4.0%
Net Assets	100.0%

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31,2020

Shares		Fair Value
	COMMON STOCK - 87.3%
	AEROSPACE/DEFENSE - 0.6%
5,000	United Technologies Corp. ^	$471,650

	AGRICULTURE - 3.7%
40,000	Archer-Daniels-Midland Co. ^	1,407,200
36,000	Bunge Ltd. ^ (a)	1,477,080
		2,884,280
	AIRLINES - 0.1%
2,500	Delta Air Lines Inc. ^ (a)	71,325

	AUTO MANUFACTURERS - 1.2%
200,000	Ford Motor Co. ^	966,000

	BANKS - 9.6%
40,000	Bank of America Corp. ^	849,200
17,500	Citigroup, Inc. ^	737,100
14,000	JPMorgan Chase & Co. ^ (a)	1,260,420
140,000	Regions Financial Corp. ^	1,255,800
30,000	Truist Financial Corp. ^	925,200
40,000	US Bancorp (a)	1,378,000
40,000	Wells Fargo & Co. ^	1,148,000
		7,553,720
	BEVERAGES - 5.5%
40,000	Anheuser-Busch InBev SA/NV - ADR ^ (a)	1,764,800
20,000	Coca-Cola Co. ^	885,000
43,000	Molsoon Coors Brewing Co. ^	1,677,430
		4,327,230
	BIOTECHNOLOGY - 3.6%
6,500	Amgen, Inc. ^ (a)	1,317,745
20,000	Gilead Sciences, Inc. ^ (a)	1,495,200
		2,812,945
	CHEMICALS - 1.1%
4,033	Dow, Inc. * (a)	117,925
21,666	DuPont de Nemours, Inc. ^	738,810
		856,735
	COMPUTERS - 3.9%
27,600	International Business Machines Corp. ^ (a)	3,061,668

	DIVERSIFIED FINANCIAL SERVICES - 4.7%
80,000	Franklin Resources, Inc. ^ (a)	1,335,200
260,000	Invesco Ltd. ^ (a)	2,360,800
		3,696,000
	ELECTRIC - 2.1%
55,000	CenterPoint Energy, Inc. ^ (a)	849,750
10,000	Duke Energy Corp. ^	808,800
		1,658,550
	FOOD - 5.0%
5,000	Kellogg Co. ^	299,950
90,000	Kraft Heinz Co. ^	2,226,600
24,000	Tyson Foods, Inc. ^	1,388,880
		3,915,430
	HEALTHCARE-PRODUCTS - 1.1%
10,000	Medtronic PLC ^	901,800

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31,2020

Shares		Fair Value
	COMMON STOCK (Continued) - 87.3%
	HOME & OFFICE FURNISHINGS - 0.7%
41,000	Newell Brands, Inc. ^	$544,480

	INSURANCE - 1.6%
24,000	Prudential Financial, Inc. ^	1,251,360

	IRON/STEEL - 2.1%
45,000	Nucor Corp. ^	1,620,900

	MEDIA - 1.8%
104,301	ViacomCBS, Inc. ^	1,461,257

	MISCELLANEOUS MANUFACTURING - 1.4%
140,000	General Electric Co. ^ (a)	1,111,600

	OIL & GAS - 8.7%
79,500	BP PLC - ADR ^ (a)	1,939,005
25,000	Chevron Corp. ^	1,811,500
40,000	Exxon Mobil Corp. (a)	1,518,800
45,000	Marathon Petroleum Corp. ^	1,062,900
10,000	Phillips 66 ^	536,500
		6,868,705
	PHARMACEUTICALS - 6.6%
15,000	AbbVie, Inc. ^	1,142,850
8,000	Bristol-Myers Squibb Co. ^	445,920
30,000	CVS Health Corp. ^ (a)	1,779,900
5,000	Merck & Co., Inc.	384,700
45,000	Pfizer, Inc. ^ (a)	1,468,800
		5,222,170
	REAL ESTATE INVESTMENT TRUSTS - 0.2%
15,000	Host Hotels & Resorts, Inc. ^	165,600

	RETAIL - 4.4%
7,500	Home Depot, Inc. ^	1,400,325
45,500	Kohl’s Corp. ^	663,845
6,000	McDonald’s Corp. ^	992,100
25,000	Nordstrom, Inc. ^	383,500
		3,439,770
	SEMICONDUCTORS - 4.6%
3,000	Broadcom, Inc. ^	711,300
17,000	Intel Corp. ^ (a)	920,040
30,000	QUALCOMM, Inc. ^	2,029,500
		3,660,840
	TELECOMMUNICATIONS - 9.1%
70,000	AT&T, Inc. ^ (a)	2,040,500
70,000	Cisco Systems, Inc. ^ (a)	2,751,700
40,000	Verizon Communications, Inc. ^ (a)	2,149,200
20,000	Vodafone Group PLC - ADR ^	275,400
		7,216,800
	TOYS/GAMES/HOBBIES - 1.1%
12,000	Hasbro, Inc. ^	858,600

	TRANSPORTATION - 2.8%
6000	Union Pacific Corp. ^	846,240
15,000	United Parcel Service, Inc. ^	1,401,300
		2,247,540

	TOTAL COMMON STOCK	68,846,955
	(Cost - $100,742,543)

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31,2020

				Notional
Contracts **		Expiration	Exercise Price	Amount	Fair Value
	OPTIONS PURCHASED * - 7.9%
	CALL OPTIONS PURCHASED - 0.7%
300	Anheuser-Busch InBev SA/NV - ADR (a)	January 2021	$60.00	$1,800,000	$90,000
5,000	Ford Motor Co.	January 2021	7.00	3,500,000	240,000
2,000	Invesco Ltd.	January 2021	13.00	2,600,000	140,000
1,000	ViacomCBS, Inc.	January 2021	25.00	2,500,000	88,000
	TOTAL OPTIONS PURCHASED				558,000
	(Cost - $865,413)

	PUT OPTIONS PURCHASED - 7.2%
500	SPDR S&P 500 ETF Trust	September 2020	254.00	12,700,000	1,190,000
1,000	SPDR S&P 500 ETF Trust	September 2020	258.00	25,800,000	2,550,000
500	SPDR S&P 500 ETF Trust	September 2020	263.00	13,150,000	1,326,500
100	SPDR S&P 500 ETF Trust	September 2020	320.00	3,200,000	605,100
	TOTAL PUT OPTIONS PURCHASED				5,671,600
	(Cost - $5,274,804)

	TOTAL OPTIONS PURCHASED				6,229,600
	(Cost - $6,140,217)

Shares
	SHORT-TERM INVESTMENT - 6.5%
	MONEY MARKET FUND - 6.5%
5,109,262	JPMorgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.32% + (a)				5,109,262
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $5,109,262)

	TOTAL INVESTMENTS - 101.7% (Cost - $111,992,022)				$80,185,817
	OPTIONS WRITTEN (Premiums Received - $3,894,128) - (5.7)%				(4,458,460)
	OTHER ASSETS LESS LIABILITES - 4.0%				3,112,329
	NET ASSETS - 100.0%				$78,839,686

				Notional
Contracts **		Expiration	Exercise Price	Amount
	CALL OPTIONS WRITTEN * - (5.7)%
50	AbbVie, Inc.	April 2020	$67.50	$337,500	$47,250
25	AbbVie, Inc.	April 2020	75.00	187,500	10,125
10	Amgen, Inc.	April 2020	190.00	190,000	16,530
15	Amgen, Inc.	April 2020	195.00	292,500	18,300
50	Anheuser-Busch InBev SA/NV - ADR	April 2020	40.00	200,000	25,250
50	Anheuser-Busch InBev SA/NV - ADR	April 2020	42.00	210,000	22,750
50	Anheuser-Busch InBev SA/NV - ADR	April 2020	45.00	225,000	13,300
100	Archer-Daniels-Midland Co.	April 2020	33.00	330,000	32,200
100	Archer-Daniels-Midland Co.	April 2020	35.00	350,000	21,000
200	AT&T, Inc.	April 2020	29.00	580,000	22,000
100	Bank of America Corp.	April 2020	21.00	210,000	14,500
100	Bank of America Corp.	April 2020	22.00	220,000	9,200
200	BP PLC - ADR	April 2020	19.00	380,000	127,000
150	BP PLC - ADR	April 2020	25.00	375,000	16,200
20	Bristol-Myers Squibb Co.	April 2020	20.00	40,000	11,400
10	Broadcom Ltd.	April 2020	200.00	200,000	51,000
10	Broadcom Ltd.	April 2020	240.00	240,000	12,220
90	Bunge Ltd.	April 2020	35.00	315,000	56,700
90	Bunge Ltd.	April 2020	37.50	337,500	40,950
150	CenterPoint Energy, Inc.	April 2020	14.00	210,000	28,875
100	CenterPoint Energy, Inc.	April 2020	15.00	150,000	14,100
50	Chevron Corp.	April 2020	60.00	300,000	79,600
50	Chevron Corp.	April 2020	75.00	375,000	16,250

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31,2020

				Notional
Contracts **		Expiration	Exercise Price	Amount	Fair Value
	CALL OPTIONS WRITTEN * - (5.7)%
175	Cisco Systems, Inc.	April 2020	$37.50	$656,250	$46,375
175	Cisco Systems, Inc.	April 2020	40.00	700,000	20,475
40	Citigroup, Inc.	April 2020	40.00	160,000	16,800
40	Citigroup, Inc.	April 2020	44.00	176,000	8,040
40	Coca-Cola Co.	April 2020	42.50	170,000	12,000
60	Coca-Cola Co.	April 2020	45.00	270,000	7,800
50	CVS Health Corp.	April 2020	57.50	287,500	17,750
100	CVS Health Corp.	April 2020	58.00	580,000	32,500
25	Delta Air Lines, Inc.	April 2020	24.00	60,000	14,687
10	Dow, Inc.	April 2020	30.00	30,000	1,470
40	Duke Energy, Inc.	April 2020	80.00	320,000	16,800
50	DuPont de Nemours, Inc.	April 2020	35.00	175,000	9,700
200	Exxon Mobil Corp.	April 2020	32.50	650,000	121,200
500	Ford Motor Co.	April 2020	4.00	200,000	47,000
200	Franklin Resources, Inc.	April 2020	17.50	350,000	16,000
400	General Electric Co.	April 2020	7.00	280,000	47,600
50	Gilead Sciences, Inc.	April 2020	75.00	375,000	22,000
40	Hasbro, Inc.	April 2020	50.00	200,000	88,400
20	Hasbro, Inc.	April 2020	67.50	135,000	11,900
25	Home Depot, Inc.	April 2020	165.00	412,500	68,575
15	Home Depot, Inc.	April 2020	190.00	285,000	11,175
15	Home Depot, Inc.	April 2020	195.00	292,500	7,470
150	Host Hotels & Resorts	April 2020	11.00	165,000	12,000
40	Intel Corp.	April 2020	48.00	192,000	28,040
40	Intel Corp.	April 2020	55.00	220,000	9,000
75	International Business Machines Corp.	April 2020	100.00	750,000	106,125
50	International Business Machines Corp.	April 2020	115.00	575,000	16,900
650	Invesco Ltd.	April 2020	10.00	650,000	13,000
35	JPMorgan Chase & Co.	April 2020	85.00	297,500	26,250
25	Kellogg Co.	April 2020	57.50	143,750	10,750
125	Kohl’s Corp.	April 2020	17.50	218,750	6,875
225	Kraft Heinz Co.	April 2020	22.50	506,250	58,500
150	Marathon Petroleum Corp.	April 2020	20.00	300,000	81,900
25	Marathon Petroleum Corp.	April 2020	23.00	57,500	4,975
15	McDonald’s Corp.	April 2020	150.00	225,000	31,950
15	McDonald’s Corp.	April 2020	167.50	251,250	10,425
25	Medtronic PLC	April 2020	167.50	418,750	25,000
25	Medtronic PLC	April 2020	167.50	418,750	9,250
25	Merck & Co., Inc.	April 2020	167.50	418,750	9,125
100	Molsoon Coors Brewing Co.	April 2020	40.00	400,000	14,000
100	Newell Brands, Inc.	April 2020	12.00	120,000	18,000
100	Newell Brands, Inc.	April 2020	13.00	130,000	11,200
125	Nordstrom, Inc.	April 2020	20.00	250,000	3,500
100	Nucor Corp.	April 2020	32.50	325,000	41,200
125	Pfizer, Inc.	April 2020	30.00	375,000	38,750
25	Phillips 66	April 2020	50.00	125,000	14,625
25	Phillips 66	April 2020	53.00	132,500	8,450
60	Prudential Financial, Inc.	April 2020	45.00	270,000	53,700
60	Prudential Financial, Inc.	April 2020	50.00	300,000	27,600
100	QUALCOMM, Inc.	April 2020	65.00	650,000	51,500
400	Regions Financial Corp.	April 2020	9.00	360,000	31,600
1,250	SPDR S&P 500 ETF Trust	September 2020	210.00	26,250,000	1,393,750
100	SPDR S&P 500 ETF Trust	September 2020	320.00	3,200,000	605,100
100	Truist Financial Corp.	April 2020	30.00	300,000	32,500
50	Tyson Foods, Inc.	April 2020	50.00	250,000	38,750
50	Tyson Foods, Inc.	April 2020	55.00	275,000	23,200
20	Tyson Foods, Inc.	April 2020	62.00	124,000	2,640

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31,2020

				Notional
Contracts **		Expiration	Exercise Price	Amount	Fair Value
	CALL OPTIONS WRITTEN * - (5.7)%
30	United Parcel Service, Inc.	April 2020	$138.00	$414,000	$23,775
50	United Parcel Service, Inc.	April 2020	95.00	475,000	18,000
25	United Technologies Corp.	April 2020	102.00	255,000	3,038
100	US Bancorp	April 2020	32.50	325,000	29,900
100	US Bancorp	April 2020	35.00	350,000	19,200
150	Verizon Communications, Inc.	April 2020	52.50	787,500	36,000
50	Verizon Communications, Inc.	April 2020	54.00	270,000	7,050
250	ViacomCBS, Inc.	April 2020	13.00	325,000	53,250
200	Vodafone Group PLC - ADR	April 2020	13.00	260,000	22,500
100	Wells Fargo & Co.	April 2020	27.50	275,000	23,200
	TOTAL CALL OPTIONS WRITTEN				$4,458,460
	(Premiums Received - $3,894,128)

ADR - American Depositary Receipt

PLC - Public Limited Company

+	Variable rate security - interest rate is as of March 31, 2020.

^	Security is subject to written call options.

*	Non-income producing security.

**	Each call option contract allows the holder of the option to purchase 100 shares of the underlying stock.

(a)	All or portion of the security is pledged as collateral.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments in Securities at Value (cost $111,992,022)	$80,185,817
Deposits with Broker for Options Written	2,509,681
Receivable for Investments Sold	616,391
Dividend and Interest Receivable	163,089
Cash - Options Collateral Account	56,700
Receivable for Fund Shares Sold	38,068
Prepaid Expenses and Other Assets	27,508
Total Assets	83,597,254

Liabilities:
Options Written (premiums received $3,894,128)	4,458,460
Payable for Fund Shares Redeemed	209,892
Investment Advisory Fees Payable	64,759
Payable to Related Parties	4,948
Distribution (12b-1) Fees Payable	2,625
Accrued Expenses and Other Liabilities	16,884
Total Liabilities	4,757,568

Net Assets	$78,839,686

Class A Shares:
Net Assets (Unlimited shares of no par value beneficial interest authorized; 1,537,027 shares of beneficial interest outstanding)	$11,761,921
Net Asset Value and Redemption Price Per Share (a) ($11,761,921/1,537,027 shares of beneficial interest outstanding)	$7.65
Offering Price Per Share ($7.65/0.9475)	$8.07

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; 8,803,921 shares of beneficial interest outstanding)	$67,077,765
Net Asset Value, Offering and Redemption Price Per Share (a) ($67,077,765/8,803,921 shares of beneficial interest outstanding)	$7.62

Composition of Net Assets:
Paid-in-Capital	$103,809,547
Accumulated Losses	(24,969,861)
Net Assets	$78,839,686

(a)	The Fund charges a fee of 1% on redemptions of shares held for less then 90 days.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2020

Investment Income:
Dividend Income (Less $9,841 Foreign Taxes)	$1,464,535
Interest Income	84,600
Total Investment Income	1,549,135

Expenses:
Investment Advisory Fees	459,294
Administration Fees	46,329
Interest Expense	29,646
Transfer Agent Fees	25,407
Third Party Administrative Servicing Fees	23,951
Fund Accounting Fees	22,009
Distribution (12b-1) Fees - Class A	18,138
Registration & Filing Fees	14,038
Chief Compliance Officer Fees	11,619
Custody Fees	10,179
Audit Fees	8,977
Legal Fees	8,524
Trustees’ Fees	7,020
Printing Expense	6,390
Insurance Expense	1,588
Miscellaneous Expenses	2,507
Total Expenses	695,616
Less: Fee Waived and/or Expenses Reimbursed by Adviser	(5,147)
Net Expenses	690,469
Net Investment Income	858,666

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments and Options Purchased	7,387,610
Options Written	2,500,251
Total Net Realized Gain on Investments	9,887,861

Net Change in Unrealized (Depreciation) on:
Investments and Options Purchased	(25,824,029)
Options Written	(631,367)
Total Net Change in Unrealized Depreciation	(26,455,396)

Net Realized and Unrealized Loss on Investments	(16,567,535)

Net Decrease in Net Assets Resulting From Operations	$(15,708,869)

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the
	Ended	Year Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
Operations:
Net Investment Income	$858,666	$1,553,154
Net Realized Gain from Investments	9,887,861	3,456,771
Net Change in Unrealized (Depreciation) on Investments	(26,455,396)	(2,711,021)
Net Increase (Decrease) in Net Assets Resulting From Operations	(15,708,869)	2,298,904

Distributions to Shareholders From:
Total Distributions Paid
Class A ($0.33 and $1.31, respectively)	(506,704)	(1,996,169)
Class I ($0.34 and $1.33, respectively)	(2,863,399)	(8,484,754)
Net Decrease in Net Assets From Distributions to Shareholders	(3,370,103)	(10,480,923)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (57,382 and 56,714 shares, respectively)	542,155	542,289
Distributions Reinvested (56,420 and 209,674 shares, respectively)	492,552	1,939,294
Redemption Fee Proceeds	619	581
Cost of Shares Redeemed (140,255 and 251,391 shares, respectively)	(1,243,281)	(2,299,883)
Total Class A	(207,955)	182,281

Class I
Proceeds from Shares Issued (1,436,108 and 2,041,192 shares, respectively)	13,457,765	19,296,108
Distributions Reinvested (273,693 and 835,965 shares, respectively)	2,388,014	7,704,259
Redemption Fee Proceeds	3,330	2,573
Cost of Shares Redeemed (667,825 and 991,173 shares, respectively)	(5,841,103)	(9,350,127)
Total Class I	10,008,006	17,652,813

Total Capital Share Transactions	9,800,051	17,835,094

Total Increase (Decrease) in Net Assets	(9,278,921)	9,653,075

Net Assets:
Beginning of Period	88,118,607	78,465,532
End of Period	$78,839,686	$88,118,607

See accompanying notes to financial statements.

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2020		September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
	(Unaudited)
Net Asset Value, Beginning of Period	$9.48		$10.60	$10.46	$10.11	$9.36	$11.19
Increase (Decrease) From Operations:
Net investment income (1)	0.08		0.16	0.12	0.09	0.08	0.11
Net realized and unrealized gain (loss) on Investments	(1.58)		0.03	0.75	0.96	1.15	(0.84)
Total from operations	(1.50)		0.19	0.87	1.05	1.23	(0.73)
Less Distributions:
From net investment income	(0.07)		(0.16)	(0.10)	(0.08)	(0.07)	(0.10)
From net realized gain	(0.26)		(1.15)	(0.63)	(0.62)	(0.41)	(1.00)
Total Distributions	(0.33)		(1.31)	(0.73)	(0.70)	(0.48)	(1.10)
Paid in capital from redemption fees (1)	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	—	0.00 (3)
Net Asset Value, End of Period	$7.65		$9.48	$10.60	$10.46	$10.11	$9.36
Total Return (2)	(16.23)%		2.58%	8.73%	10.72%	13.58%	(7.13)%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$11,762		$14,822	$16,408	$13,421	$6,584	$3,647
Ratio of expenses to average net assets:
before reimbursement (4)	1.73	% (5)	1.79%	1.80%	2.10%	2.25%	2.33%
net of reimbursement	1.72	% (5)	1.75%	1.73%	1.93%	1.90%	1.90%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (4)	1.71	% (5)	1.69%	1.72%	2.07%	2.25%	2.33%
net of reimbursement	1.65	% (5)	1.65%	1.65%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	1.65	% (5)	1.72%	1.15%	0.91%	0.81%	1.03%
Portfolio turnover rate	85	% (6)	159%	186%	222%	193%	208%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads and redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(3)	Amount is less than $.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2020		September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
	(Unaudited)
Net Asset Value, Beginning of Period	$9.44		$10.56	$10.44	$10.10	$9.38	$11.20
Increase (Decrease) From Operations:
Net investment income (1)	0.09		0.19	0.15	0.12	0.10	0.13
Net realized and unrealized gain (loss) on Investments	(1.57)		0.02	0.75	0.96	1.14	(0.82)
Total from operations	(1.48)		0.21	0.90	1.08	1.24	(0.69)
Less Distributions:
From net investment income	(0.08)		(0.18)	(0.15)	(0.12)	(0.11)	(0.13)
From net realized gain	(0.26)		(1.15)	(0.63)	(0.62)	(0.41)	(1.00)
Total Distributions	(0.34)		(1.33)	(0.78)	(0.74)	(0.52)	(1.13)
Paid in capital from redemption fees (1)	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	—	0.00 (3)
Net Asset Value, End of Period	$7.62		$9.44	$10.56	$10.44	$10.10	$9.38
Total Return (2)	(16.07)%		2.86%	8.99%	11.02%	13.73%	(6.80)%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$67,078		$73,296	$62,058	$50,104	$29,175	$24,232
Ratio of expenses to average net assets:
before reimbursement (4)	1.48	% (5)	1.54%	1.55%	1.85%	2.00%	2.08%
net of reimbursement	1.46	% (5)	1.50%	1.48%	1.68%	1.65%	1.65%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (4)	1.46	% (5)	1.44%	1.47%	1.82%	2.00%	2.08%
net of reimbursement	1.40	% (5)	1.40%	1.40%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	1.91	% (5)	1.97%	1.40%	1.16%	1.09%	1.28%
Portfolio turnover rate	85	% (6)	159%	186%	222%	193%	208%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(3)	Amount is less than $.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2020

1.	ORGANIZATION

The Covered Bridge Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund commenced operations on October 1, 2013.

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Class I shares are offered at net asset value. The Fund charges a fee of 1% on redemptions of shares held for less than 90 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) No. 2013-08.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider the following factors, among others, to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of March 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$68,846,955	$—	$—	$68,846,955
Call Options Purchased	558,000	—	—	558,000
Put Options Purchased	5,671,600	—	—	5,671,600
Short-Term Investment	5,109,262	—	—	5,109,262
Total	$80,185,817	$—	$—	$80,185,817
Liabilities
Call Options Written	$4,458,460	—	$—	$4,458,460
Total	$4,458,460	$—	$—	$4,458,460

The Fund did not hold any Level 3 securities during the six months ended March 31, 2020.

*	Please refer to the Portfolio of Investments for Industry Classification.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of March 31, 2020 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets – The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2020.

Liabilities:				Gross Amounts Not Offset in
		Gross	Net Amounts
		Amounts	of Liabilities
	Gross	Offset in the	Presented in
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets &	of Assets &	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments (1)	Pledged	Amount
Call Options Written	$4,458,460	$—	$4,458,460	$1,892,079	$2,566,381	$—
Total	$4,458,460	$—	$4,458,460	$1,892,079	$2,566,381	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2020:

Derivative		Location on the Statement of Assets
Investments Type	Risk	and Liabilities	Amount
Options Purchased	Equity	Investments in Securities at Value	$6,229,600
Options Written	Equity	Options Written	(4,458,460)

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

The following is a summary of the location of derivative investments in the Fund’s Statement of Operations for the six months ended March 31, 2020:

Risk	Location of Gain/Loss on Derivative	Amount
Equity	Net Realized Gain on Investments and Options Purchased	$7,032,399
Equity	Net Realized Gain on Options Written	2,500,251
Equity	Net Change in Unrealized Appreciation (Depreciation) on Investments and Options Purchased	(717,440)
Equity	Net Change in Unrealized Appreciation (Depreciation) on Options Written	(631,367)

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2017 – September 30, 2019, or expected to be taken in the Fund’s September 30, 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Stonebridge Capital Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets. For the six months ended March 31, 2020, the Adviser earned management fees of $459,294.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) at least until January 31, 2021, so that the total annual operating expenses of the Fund do not exceed 1.65% and 1.40% of the average daily net assets for its Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at time of waiver, within thirty-six months of when the amounts were waived. During the six months ended March 31, 2020, the Adviser waived fees of $5,147 pursuant to its contractual agreement.

As of March 31, 2020, the following amounts are subject to recapture by the Adviser by September 30 of the following years:

2020	2021	2022	Total
$83,651	$45,606	$38,799	$168,056

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that is calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. For the six months ended March 31, 2020, pursuant to the Plan, the Fund paid $18,138. No such fees are payable with respect to Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares, for the six months ended March 31, 2020, the Distributor received $13,504 in underwriting commissions for sales of Class A shares, of which $2,291 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2020, amounted to $91,233,927 and $65,110,660, respectively.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund from which the redemption is made. The Fund received redemption fees of $3,949, for the six months ended March 31, 2020.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at March 31, 2020, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$108,348,871	$1,683,475	$(34,304,989)	$(32,621,514)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$10,480,923	$4,655,011
	$10,480,923	$4,655,011

As of September 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$290,654	$—	$—	$—	$(15,425)	$(6,166,118)	$(5,890,889)

The difference between book basis and tax basis accumulated net realized gains and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2020, Charles Schwab & Co, Inc. and Stifel Nicolaus & Co, Inc. accounts holding shares for the benefit of others in nominee name, held approximately 28% and 69%, respectively, of the voting securities of the Fund’s Class A shares and Charles Schwab & Co, Inc. and Pershing LLC, accounts holding shares for the benefit of others in nominee name, held approximately 49% and 32%, respectively, of the voting securities of the Fund’s Class I shares. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of either class.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. The Fund early adopted ASU 2018-13 and the related changes have been incorporated into these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

The Covered Bridge Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
March 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $ 1,000 invested at the beginning of the period and held for the entire period beginning October 1, 2019 through March 31, 2020.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
	(10/1/19)	(3/31/20)	(10/1/19 to 3/31/20)*
Actual
Class A	$1,000.00	$837.70	$7.58
Class I	$1,000.00	$839.30	$6.44
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.75	$8.32
Class I	$1,000.00	$1,018.00	$7.06

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.65% and 1.40% for Class A and Class I, respectively, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and income

■         assets, account transfers and transaction history

■         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■        open an account or give us contact information

■        provide account information or give us your income information

■        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       sharing for affiliates’ everyday business purposes—information about your creditworthiness

■      affiliates from using your information to market to you

■       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-525-2151.

INVESTMENT ADVISER
Stonebridge Capital Advisors, LLC
2550 University Avenue West, Suite 180 South
Saint Paul, Minnesota 55114

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/1/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/1/20

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/1/20